SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2000


                            THE PROFIT RECOVERY GROUP
                               INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                         Commission File Number 0-28000

               Georgia                                    58-2213805
   (State or other jurisdiction of               (IRS Employer Identification
            incorporation)                                   No.)




         2300 Windy Ridge Parkway
             Suite 100 North
             Atlanta, Georgia                               30339-8426
  (Address of principal executive offices)                  (Zip Code)



        Registrant's telephone number including area code (770) 779-3900





          (Former name or former address, if changed since last report)
                                       N/A



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Item 5.  Other Events.

     On October 25, 2000, The Profit Recovery Group International, Inc. ("PRG") issued a press release announcing the resignations of its chief operating officer and chief financial officer. PRG hereby incorporates by reference herein the information set forth in its Press Release dated October 25, 2000, a copy of which is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a) Financial Statements.

              Not applicable.

          (b) Pro Forma Financial Information.

              Not applicable.

          (c) Exhibits.

              Exhibit Number         Description

              99.1                   Press Release dated October 25, 2000


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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PROFIT RECOVERY GROUP
                                   INTERNATIONAL, INC.



Date:  November 6, 2000            By: /s/  Clinton McKellar, Jr.
                                       ------------------------------------
                                       Clinton McKellar, Jr., Senior
                                       Vice President, General Counsel
                                       and Secretary




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